JPMORGAN U.S. EQUITY FUNDS

JPMorgan U.S. Small Company Fund
(a series of JPMorgan Trust I)
(All Share Classes)

Supplement dated October 1, 2007
to the Prospectuses dated November 1, 2006 and Statement of Additional Information
dated November 1, 2006, as supplemented July 25, 2007

As of October 1, 2007, the JPMorgan U.S. Small Company Fund (Fund) will be reopened for investments by new investors. Therefore, with respect to each Prospectus for the Fund, the following changes will be effective:

•	The asterisk after the name of the Fund on the front cover of each Prospectus is deleted;

•	The first paragraph on page 58 of the Select Class Shares prospectus and page 30 of the Institutional Class Shares prospectus stating that the Fund is publicly offered only on a limited basis is deleted; and

•	All references to the Fund in the section “How to Do Business with the Funds — Purchasing Fund Shares — What does it mean that the Fund is publicly offered on a limited basis?” are deleted.

In the Statement of Additional Information, the reference to the Fund in the penultimate paragraph under the heading “General — Share Classes” is deleted.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE